UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2015

Omnicare, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

1-8269	31-1001351
(Commission File Number)	(I.R.S. Employer Identification No.)

900 Omnicare Center

201 East Fourth Street

Cincinnati, OH 45202

(Address of Principal Executive Offices, Including Zip Code)

(513) 719-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On July 29, 2015, Omnicare, Inc., a Delaware corporation (“Omnicare”), provided a notice to holders of each of its 3.75% Convertible Senior Subordinated Notes due 2025, 3.50% Convertible Senior Subordinated Notes due 2044, 3.25% Convertible Senior Debentures due 2035, 3.25% Convertible Senior Exchange Debentures due 2035, 4.00% Junior Subordinated Convertible Debentures due 2033 (and the related Trust Preferred Equity Income Redeemable Securities) and Series B 4.00% Junior Subordinated Convertible Debentures due 2033 (and the related Trust Preferred Equity Income Redeemable Securities) as required by the terms of such securities in connection with the previously announced Agreement and Plan of Merger, dated as of May 20, 2015, by and among Omnicare, CVS Pharmacy, Inc. (“CVS Pharmacy”) and Tree Merger Sub, Inc., a wholly owned subsidiary of CVS Pharmacy.  Copies of the notices are filed as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5 and Exhibit 99.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the federal securities laws.  By their nature, all forward-looking statements involve risks and uncertainties.  Actual results may differ materially from those contemplated by the forward-looking statements for a number of reasons as described in our U.S. Securities and Exchange Commission (“SEC”) filings, including those set forth in the Risk Factors section and under the section entitled “Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 Regarding Forward-Looking Information” in our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10- Q. These forward-looking statements may be identified by words such as “believes”, “expects”, “anticipates”, “projects”, “intends”, “should”, “seeks”, “estimates”, “future” or similar expressions or by discussion of, among other things, strategy, goals, plans or intentions. The factors that could cause actual results to differ materially include the following: the possibility that the anticipated synergies and other benefits from the proposed merger of CVS Health and Omnicare will not be realized, or will not be realized within the expected time periods; the inability to obtain regulatory approvals of the proposed merger (including the approval of antitrust authorities necessary to complete the proposed merger) on the terms desired or anticipated; the timing of such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed merger; the risk that a condition to closing the proposed merger may not be satisfied on a timely basis or at all; the risk that the proposed merger fails to close for any other reason; the risks and uncertainties related to CVS Health’s ability to successfully integrate the operations, products and employees of CVS Health and Omnicare; the effect of the potential disruption of management’s attention from ongoing business operations due to the pending merger; the effect of the announcement of the proposed merger on CVS Health’s and Omnicare’s relationships with their respective customers, vendors and lenders and on their respective operating results and businesses generally; access to available financing on a timely basis and on reasonable terms; the outcome of any legal proceedings related to the proposed merger; and the risks and uncertainties normally incidental to the long-term healthcare and pharmaceutical industries. The foregoing review of factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included elsewhere, including in Omnicare’s periodic reports filed with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov and www.omnicare.com or on request from Omnicare. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, Omnicare does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Omnicare, Inc. by CVS Pharmacy, Inc., a wholly owned subsidiary of CVS Health Corporation.  In connection with the proposed merger, Omnicare filed a definitive proxy statement on Schedule 14A with the SEC on July 20, 2015 and mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. Omnicare intends to file other relevant materials, if any, with the SEC.  INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders are able to obtain the proxy statement, any amendments or supplements thereto and other relevant documents (when they become available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, Omnicare’s investors and security holders also may obtain free copies of the documents filed with the SEC through the Investors section of Omnicare’s website, www.omnicare.com, or by contacting Omnicare’s Investor Relations Department by telephone at (513) 719-1507 or by e-mail at investor.relations@omnicare.com.

Participants in Solicitation

Omnicare and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Omnicare common stock in connection with the proposed merger. Information about the directors and executive officers of Omnicare is set forth in the proxy statement for Omnicare’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2015. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, was included in the definitive proxy statement filed with the SEC on July 20, 2015.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Notice to holders of Omnicare, Inc.’s 3.75% Convertible Senior Subordinated Notes due 2025.

99.2	Notice to holders of Omnicare, Inc.’s 3.50% Convertible Senior Subordinated Notes due 2044.

99.3	Notice to holders of Omnicare, Inc.’s 3.25% Convertible Senior Debentures due 2035.

99.4	Notice to holders of Omnicare, Inc.’s 3.25% Convertible Senior Exchange Debentures due 2035.

99.5	Notice to holders of Omnicare, Inc.’s 4.00% Junior Subordinated Convertible Debentures due 2033 and Omnicare Capital Trust I’s Trust Preferred Equity Income Redeemable Securities.

99.6	Notice to holders of Omnicare, Inc.’s Series B 4.00% Junior Subordinated Convertible Debentures due 2033 and Omnicare Capital Trust II’s Trust Preferred Equity Income Redeemable Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Omnicare, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC.

By:	/s/ Alexander M. Kayne
	Name:	Alexander M. Kayne
	Title:	Senior Vice President, General Counsel and Secretary

Dated: July 29, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Notice to holders of Omnicare, Inc.’s 3.75% Convertible Senior Subordinated Notes due 2025.

99.2	Notice to holders of Omnicare, Inc.’s 3.50% Convertible Senior Subordinated Notes due 2044.

99.3	Notice to holders of Omnicare, Inc.’s 3.25% Convertible Senior Debentures due 2035.

99.4	Notice to holders of Omnicare, Inc.’s 3.25% Convertible Senior Exchange Debentures due 2035.

99.5	Notice to holders of Omnicare, Inc.’s 4.00% Junior Subordinated Convertible Debentures due 2033 and Omnicare Capital Trust I’s Trust Preferred Equity Income Redeemable Securities.

99.6	Notice to holders of Omnicare, Inc.’s Series B 4.00% Junior Subordinated Convertible Debentures due 2033 and Omnicare Capital Trust II’s Trust Preferred Equity Income Redeemable Securities.